NET FINANCE COST	3 Months Ended
Mar. 31, 2025
NET FINANCE COST
NET FINANCE COST	NET FINANCE COST

	For the Three Months Ended March 31,
In millions	2025	2024
Interest income	$1.5	$2.7

Interest expense
Interest expense on interest bearing debt	(14.5)	(42.1)
Interest expense on lease liabilities	(7.2)	(4.3)
Interest expense related to pension liabilities	(0.1)	(0.1)
Interest expense to related parties	—	(21.8)
Other interest expense	(0.2)	—
	(22.0)	(68.3)

Foreign currency exchange gains/(losses), net & other finance costs
Exchange rate gains/(losses)	5.9	(11.7)
Change in fair value of interest rate derivative instruments not used in hedge accounting	—	(0.4)
Other finance cost	(2.0)	(1.9)
	3.9	(14.0)

Loss on debt extinguishment	—	(14.3)

Net finance cost	$(16.6)	$(93.9)